SUPPLEMENT DATED APRIL 27, 2009
TO

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY ACCOLADE AND FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the OpCap Equity Portfolio that was available under your Contract.

At a meeting of the Board of Trustees of Premier VIT held on November 11, 2008, the Board approved the closing and termination of the OpCap Equity Portfolio.

As of the close of business on April 24, 2009, OpCap Equity Portfolio was closed and terminated. Any Contract Value that remained in the Portfolio was automatically transferred into the Money Market Sub-Account that is currently available under your Contract. Therefore, OpCap Equity Portfolio is no longer available for investment and is hereby deleted from each prospectus listed above.

If you were automatically transferred to the Money Market Sub-Account as a result of the OpCap Equity Portfolio being terminated, prior to June 24, 2009, you may make one transfer out of the Money Market Sub-Account into any other available investment options under your Contract without charge and without it counting against the transfer limitations under your Contract.

Please retain this supplement with your prospectus for future reference.

Futurity II, Focus, Accolade, Futurity 4/09